UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2011

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003		75-2259890
(Commission File Number)		(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

214-631-1166
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 1, 2011, the Registrant entered into certain amended agreements regarding two of its wholly-owned special purpose finance subsidiaries.

A.    Amendment of Sale and Servicing Agreement Regarding Silverleaf Finance IV, LLC

On March 1, 2011, the Registrant entered into a Fourth Amendment to Amended and Restated Sale and Servicing Agreement (the “Fourth Amendment”) dated as of February 28, 2011, by and among the Registrant, as Seller and Servicer, Silverleaf Finance IV, LLC (“SF-IV”), as Purchaser, and Wells Fargo Bank, National Association, as Trustee, Backup Servicer and Account Intermediary. The primary purpose of the Fourth Amendment is to extend the period during which the Registrant may sell customer notes receivable to SF-IV from February 12, 2011 to May 12, 2011.

B.    Amendment of Agreements Regarding Silverleaf Finance IX, LLC

On March 1, 2011, the Registrant entered into an Omnibus Amendment and Supplemental Indenture (the “Omnibus Amendment”) by and among the Registrant, as Servicer, Silverleaf Finance IX, LLC (“SF-IX”), as Issuer of the Timeshare Loan-Backed Notes, Series 2010-C, and Wells Fargo Bank, National Association, as Trustee, Backup Servicer and Account Intermediary. The primary purpose of the Omnibus Amendment is to reduce the weighted average coupon rate of Subsequent Timeshare Loans sold by the Registrant to SF-IX from 17.00% to 16.75%. The Omnibus Amendment is effective as of March 9, 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit

*10.1	Fourth Amendment to Amended and Restated Sale and Service Agreement dated as of February 28, 2011 by and among the Registrant, SF-IV and Wells Fargo Bank, National Association.
*10.2	Omnibus Amendment and Supplement Indenture dated as of March 1, 2011 by and among the Registrant, SF-IX and Wells Fargo Bank, National Association.
_______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	March 4, 2011	SILVERLEAF RESORTS, INC.

		By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Fourth Amendment to Amended and Restated Sale and Service Agreement dated as of February 28, 2011 by and among the Registrant, SF-IV and Wells Fargo Bank, National Association.
*10.2	Omnibus Amendment and Supplement Indenture dated as of March 1, 2011 by and among the Registrant, SF-IX and Wells Fargo Bank, National Association.
_______________
* filed herewith